483P-1

                        SUPPLEMENT DATED DECEMBER 7, 2006
                              TO THE PROSPECTUS OF
                             FRANKLIN BLUE CHIP FUND

                             DATED SEPTEMBER 1, 2006

The Board of Trustees recently approved a proposal to reorganize the Franklin Blue Chip Fund (the "Fund"), a series of Franklin Strategic Series into Franklin Growth Fund, a series of Franklin Custodian Funds, Inc., subject to shareholder approval. The Fund's investment goal is long-term capital appreciation. Franklin Growth Fund's investment goal is capital appreciation.

It is anticipated that in the first quarter of 2007 shareholders of the Fund will receive a proxy and proxy statement requesting their votes on the Fund reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed during the second quarter of 2007.

The Fund will be closed to new investors after the close of the market on December 21, 2006. If you are a shareholder of record of the Fund as of the close of the market on December 21, 2006, you may continue to add to your account, subject to the terms of your investment plan, until the reorganization is approved by the Fund's shareholders.

             Please keep this supplement for future reference.